MFS(R) GLOBAL ASSET ALLOCATION FUND

                      Supplement to the Current Prospectus

The Board of Trustees of the MFS Global Asset Allocation Fund (the "Global Asset Allocation Fund"), has approved the proposed reorganization of the Global Asset Allocation Fund into the MFS Global Total Return Fund (the "Global Total Return Fund"). The proposed transaction is still subject to approval by the Global Asset Allocation Fund shareholders at a shareholders' meeting expected to be held in August. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Global Asset Allocation Fund's assets and liabilities would be transferred to the Global Total Return Fund in return for shares of the Global Total Return Fund with equal total net asset value on the transfer date. These Global Total Return Fund shares would be distributed pro rata to shareholders of the Global Asset Allocation Fund in exchange for their Global Asset Allocation Fund shares. Current Global Asset Allocation Fund shareholders would thus become shareholders of the Global Total Return Fund and receive shares of the Global Total Return Fund with a total net asset value equal to that of their shares of the Global Asset Allocation Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Global Asset Allocation Fund and its shareholders, as well as to the Global Total Return Fund.

The investment objective of the Global Total Return Fund is to seek total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.

Both the Global Asset Allocation Fund and the Global Total Return Fund seek to achieve their goals by investing in a combination of equity and debt securities of U.S. and non-U.S. issuers. The equity securities in which the Funds may invest include common stocks and related securities, such as preferred stock, convertible securities, warrants and depositary receipts. The fixed income securities in which the Funds may invest include Government securities, corporate bonds and high yield fixed income securities. Each Fund may invest in securities of issuers in developed and emerging markets.

The Global Total Return Fund invests at least 40%, but not more than 75%, of its net assets in global equity securities, and at least 25% of its net assets in global fixed income securities, while the Global Asset Allocation Fund, under normal conditions, invests at least 30% of its total assets in equity securities. Each Fund varies the percentage of its assets invested in any asset class in accordance with MFS' interpretation of economic conditions, fiscal and monetary policy and underlying security values. Each Fund also has the ability to vary the percentage of its assets invested abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

The primary difference between the Global Asset Allocation Fund and the Global Total Return Fund is that the Global Asset Allocation Fund may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, including the Global Total Return Fund. The Global Asset Allocation Fund may also invest a substantial amount of its assets in issuers located in a single country or a limited number or countries, while the Global Total Return Fund generally is invested in issuers located in a number of different countries. In addition, the Global Asset Allocation Fund may invest in derivative instruments, such as futures, options and swaps, to a greater extent than the Global Total Return Fund. The Global Asset Allocation Fund may invest in municipal securities to a greater extent than the Global Total Return Fund, while the Global Total Return Fund may invest in asset-backed securities to a greater extent that the Global Asset Allocation Fund.

A full description of the Global Total Return Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement to be mailed to shareholders of the Global Asset Allocation Fund in July.

In light of the proposed transaction, sales of Global Asset Allocation Fund shares and exchanges into this Fund are expected to be suspended on or about August 18, 2003.

                  The Date of this Supplement is May 21, 2003.